UBS PACE

Summary Prospectus Supplement

PACE® Select Advisors Trust

PACE® Alternative Strategies Investments

Supplement to the summary prospectus relating to Class A, Class C and Class Y shares (the "Summary Prospectus"), dated March 31, 2014

July 24, 2014

Dear Investor,

The purpose of this supplement is to update information regarding the investment advisory arrangements for PACE Alternative Strategies Investments (the "fund"), a series of PACE® Select Advisors Trust (the "Trust").

At the recommendation of UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, the Trust's Board of Trustees has appointed AQR Capital Management, LLC ("AQR") to serve as a new, additional investment advisor to the fund. AQR assumed investment advisory responsibility with respect to a portion of the fund's portfolio effective on July 15, 2014. UBS Global AM, Analytic Investors, LLC ("Analytic Investors"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") and First Quadrant L.P. ("First Quadrant") will continue to serve as the fund's other investment advisors. These changes are described in more detail below.

Effective immediately, the Summary Prospectus is hereby revised as follows:

The section captioned "Principal strategies—Principal investments" on page 2 of the Summary Prospectus is revised by replacing the second sentence of the third paragraph of that section in its entirety with the following:

The derivatives in which the fund may invest include options (on indices), futures (on indices), and currency forward agreements and swap agreements (specifically, interest rate swaps and swaps on futures or indices).

The section captioned "Management process" beginning on page 2 of the Summary Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

In addition to UBS Global AM, Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") and AQR Capital Management, LLC ("AQR") currently serve as the fund's other investment advisors.

The same section of the Summary Prospectus is revised by adding the following after the sixth paragraph of that section:

AQR employs its managed futures strategy by taking both long and short positions in a portfolio of futures contracts, futures related instruments, forward contracts and swaps across three major asset classes (currencies, fixed income and equities). Generally, AQR invests its portion of the fund's assets in certain derivative instruments, including but not limited to, global developed and emerging market equity index futures, global developed bond

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futures, interest rate futures, global developed and emerging market currency forwards and swaps on futures or indices. There are no geographic limits on the market exposure of the portion of the fund's assets managed by AQR.

AQR's principal investment approach utilizes proprietary quantitative models to identify price trends in equity, fixed income and currency instruments or markets. Once a trend is determined, AQR will enter into a long or short position in a particular instrument reflective of this trend. The size of the position taken will relate to AQR's confidence in the trend continuing as well as AQR's estimate of the instrument's risk. AQR generally expects that the portion of the fund it manages will have exposure in long and short positions across each of the currency, fixed income and equity asset classes, but at any one time the portfolio may emphasize one or two of the asset classes or a limited number of exposures within an asset class.

A significant portion of the fund's portfolio managed by AQR may be invested in high-quality money market and other short-term securities, including but not limited to, U.S. Government securities, repurchase agreements, cash, or cash equivalents. These investments may serve as collateral for the portion's other investments and may also provide the portion of the fund managed by AQR with additional income and liquidity.

The section captioned "Principal risks" beginning on page 3 of the Summary Prospectus is revised by inserting the following paragraph at the end of the section:

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

The section captioned "Risk/return bar chart and table" beginning on page 5 of the Summary Prospectus is revised by inserting the following before the final sentence of the first paragraph:

AQR assumed day-to-day management of a separate portion of the fund's assets on July 15, 2014.

The section captioned "Investment manager and advisors" on page 6 of the Summary Prospectus is revised by replacing that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager and one of the fund's investment advisors. In addition to UBS Global AM, Analytic Investors, First Quadrant, Standard Life Investments and AQR serve as the fund's other investment advisors.

The section captioned "Portfolio managers" on page 6 of the Summary Prospectus is revised by adding the following as the fourth bullet point of that section:

•  AQR—Clifford S. Asness, Ph.D., M.B.A., Managing and Founding Principal of AQR, John M. Liew, Ph. D., M.B.A., Founding Principal of AQR, Brian K. Hurst, Principal of AQR, Yao Hua Ooi, Principal of AQR, and Ari Levine, M.S., Vice President of AQR, have been portfolio managers of the fund since July 15, 2014.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.